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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of our report dated April 13, 2000 relating to the financial statements and financial statement schedule, which appears in Cumulus Media's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
August 1, 2002